LOAN AGREEMENT

THIS AGREEMENT made the 9th day of February, 2012

AMONG:

Robert McAllister
Suite 205 171 Commercial Drive
Kelowna, BC V1X 7W2
Fax 250 765 6412

(herein called the “Lender”)

OF THE FIRST PART

AND:

ENERTOPIA CORP., of
950 – 1130 West Pender Street,
Vancouver BC V6E 4A4,
Fax 604 602 1625

(herein called the “Company”)

OF THE SECOND PART

WHEREAS:

A.                                          This Loan Agreement (the “Loan Agreement”) is entered into this date by and between the Lender and the Company for up to three months.

B.                                           The purpose of this Loan Agreement is to set out terms of the arrangement by which Lender agrees to make a loan of CAD$50,000 (“Loan”) available to the Company.

1.                                           DEFINITIONS

1.1                                           “Indebtedness” means all loans and advances made or which may be made by the Lender to the Company and Interest thereon and all costs, charges and expenses of or incurred by the Lender in connection with any Securities and in connection with any property covered by or comprised in the Securities, whether in protecting, preserving, realizing or collecting any Securities or property aforesaid or attempting so to do or otherwise and all other obligations and liabilities, present or future, direct or indirect, absolute or contingent, mature or not, of the Company to the Lender arising under or by virtue of this Agreement, the Securities or otherwise howsoever.

1.2                                           “Interest” will be at 10%.

1.3                                           “Principal” means the aggregate principal amount of money loaned to the Company by the Lender of CAD$50,000 dollars.

1.4                                           “Securities” means the securities referred to in Article 3 or any renewal thereof or substitution therefore.

2.                                           TERMS OF THE LOAN

2.1                                           The Lender will lend to the Company, and the Company will borrow from the Lender by way of one advance to be evidenced by a promissory note in the form attached hereto as Schedule “A”, the Principal sum of fifty thousand dollars (CAD) subject to the terms and conditions of this Agreement and the Securities.

2.2                                           For value received, Company promises to pay to Lender on the first annual anniversary of the date of this Loan Agreement (the “Maturity Date”) the amount of the Principal which has been advanced hereunder and remains outstanding from the date of funding.

2.3                                           Notwithstanding the above the Company may repay at any time any or all of the Principal then outstanding and accrued and unpaid Interest on giving 20 days notice to the Lender. In this event the Company may elect to repay the Principal at any time in advance of the Maturity Date.

3.                                           SECURITY FOR THE LOAN

3.1                                           The loan shall be unsecured.

4.                                           AFFIRMATIVE COVENANTS OF THE COMPANY

4.1                                           At all times while any Principal or Interest on the Loan is outstanding, the Company will:

(a)	maintain the properties and assets being the subject of the Securities in good repair;

(b)

keep true records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles consistently applied throughout the period involved, and maintain adequate accounts and reserves for all taxes, including taxes on income and profits, all depreciation and amortization of his properties and assets and all such other reserves for contingencies as would normally be required in accordance with generally accepted accounting principles;

(c)

permit any representative of the Lender to visit and inspect the properties charged by the Securities and to examine the Company’s books, records, leases and other documents relating thereto and to enquire from time to time as to particulars of any of the foregoing, all at such times and so often as may reasonably be requested; and

(d)

forthwith upon request of the Lender execute and deliver to the Lender all such further and other mortgages, deeds, documents, matters, acts, things and insurances in law (collectively, the “Ancillary Items”) for the purpose of record orotherwise which the Lender may reasonably require to perfect the intentions and provisions of this Agreement; provided that the Company will not be obligated to execute and deliver any Ancillary Items where the execution and delivery of such Ancillary Items would breach the terms and conditions of any lease of real property existing on the date hereof to which the Company is a party.

5.                                           DEFAULT

5.1                                           Default by the Company. The occurrence of one or more of the following events shall constitute an “event of default”, namely:

(a)	if the Company fails to make payment of the Indebtedness or any part thereof as and when the same comes due and payable;

(b)

if any representation or warranty contained herein or otherwise made in writing to the Lender in connection with any of the transactions contemplated by this Agreement is found to be false or misleading or incorrect in any material respect on the date which it was made;

(c)

if the Company defaults in the performance of or compliance with any term, covenant or agreement contained in this Agreement or in any of the Securities and the default is not remedied within twenty (20) days after notice thereof has been given to the Company;

(d)

the entry of a decree or order for relief by a court having jurisdiction in respect of the Company in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar laws;

(e)

the commencement by the Company of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar laws;

(f)	the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any material part of the Company’s property;

(g)

the consent by the Company to the appointment of, or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any material part of the Company’s property;

(h)

the issuance of an order for the winding up or liquidation of the affairs of the Company and the continuance of such decree, order or appointment unstayed and in effect for a period of sixty (60) consecutive days;

(i)	the making by the Company of an assignment for the benefit of its creditors;

(j)	the institution by or against the Company of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding-up of the affairs of the Company;

(k)	the threat by the Company of ceasing to carry on business or the Company ceasing to carry on business;

(l)	the entry of a decree or order or an effective resolution passed for winding-up the Company;

(m)	the entry by the Company into any reconstruction, reorganization, amalgamation, merger or other similar arrangement with any other person; or

(n)

if any encumbrancer takes possession of the properties being the subject of the Securities or being financed with the Loan, unless the Company in good faith dispute the encumbrancer’s claim and non-payment does not jeopardize the title of the Company to any such property or any way impairs any of the Securities; or

5.2                                           Upon the occurrence of any one of these events of default, the entire amount of the Principal and Interest then outstanding shall immediately become due and payable.

5.3                                           Lender’s delay or failure to insist upon the strict performance of the Company’s obligations under this Loan Agreement or the Securities shall not be construed as a waiver of Lender’s right to later require strict performance nor as a waiver of any of Lender’s legal and equitable remedies.

6.                                           PAYMENT ON MATURITY

6.1                                           On the Maturity Date, the Company will deliver the Principal then outstanding and any earned Interest due Lender by wire transfer to Lender’s nominated bank account or in cash or certified cheque delivered to the address of Lender.

7.                                           NOTICES

7.1                                           Any notice, request, demand, claim, instruction, or other document to be given to any party pursuant to this Loan Agreement shall be in writing delivered personally or sent by mail, registered or certified, postage fully prepaid, as follows:

(a)	If to, Lender to the address set forth on the first page of this Loan Agreement.

(b)	If to Company, to the addresses set forth on the first page of this Loan Agreement, with a copy to:

Madonald Tuskey, Corporate and Securities Lawyers
400-570 Granville Street
Vancouver, BC V6C 3P1
Attention: William L. Macdonald
Fax: 604 681 4760

7.2                                           Any party may give any notice, request, demand, claim, instruction, or other document under this section using any other means (including expedited courier, messenger service, telecopy, facsimile, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, instruction, or other document shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any party may change its address for purposes of this section by giving notice of the change of address to the other party in the manner provided in this section.

8.                                           TERMINATION

8.1                                           This Loan Agreement may, by written notice, be terminated as follows:

(a)	by either the Company or the Lender if a material breach of any provision of this Loan Agreement has been committed by the other party and such breach has not been waived; or

(b)	by mutual written consent of the Company and Lender.

8.2                                           Each Party’s right of termination is in addition to any other rights it may have under this Loan Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies; provided, however, that if this Loan Agreement is terminated by a party because of a breach of the Loan Agreement by the other party or because one or more of the conditions to the terminating party’s obligations under this Loan Agreement is not satisfied as a result of the other party’s failure to comply with its obligations under this Loan Agreement, the terminating party’s right to pursue all legal remedies will survive such termination unimpaired. For greater certainty, termination of this Loan Agreement does not release the Company from its obligations hereunder in respect of any Principal then outstanding.

9.                                           INDEMNIFICATION

9.1                                           All representations, warranties, covenants, and obligations in this Loan Agreement, and any other certificate or document delivered pursuant to this Loan Agreement will survive the Loan Agreement. The right to indemnification, payment of damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Loan Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages, or other remedy based on such representations, warranties, covenants, and obligations.

9.2                                           The Company and the Lender mutually agree to indemnify and hold each other harmless along with their respective representatives, stockholders, controlling persons, and affiliates (collectively, the “Indemnified Persons”) for, and will pay to the Indemnified Persons the amount of, any loss, liability, claim, damage (including incidental and consequential damages), expense (including costs of investigation and defense and reasonable attorneys’ fees) or diminution of value, whether or not involving a third-party claim, arising, directly or indirectly, from or in connection with any breach of any representation, warrant, covenant or obligation made by the other Party in this Loan Agreement.

10.                                           GENERAL PROVISIONS

10.1                                           The Parties agree to furnish upon request to each other such further information, and to execute and deliver to each other such other documents, and to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Loan Agreement.

10.2                                           The rights and remedies of the parties to this Loan Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Loan Agreement or the documents referred to in this Loan Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Loan Agreement or the documents referred to in this Loan Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Loan Agreement or the documents referred to in this Loan Agreement.

10.3                                           This Loan Agreement supersedes all prior agreements between the parties with respect to this loan and constitutes (along with the documents referred to in this Loan Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Loan Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

10.4                                           Neither party may assign any of its rights under this Loan Agreement without the prior consent of the other parties. This Loan Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Loan Agreement will be construed to give any Person other than the parties to this Loan Agreement any legal or equitable right, remedy, or claim under or with respect to this Loan Agreement or any provision of this Loan Agreement. This Loan Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Loan Agreement and their successors and assigns.

10.5                                           If any provision of this Loan Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Loan Agreement will remain in full force and effect. Any provision of this Loan Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

10.6                                           This Loan Agreement will be governed by the laws of the Province of British Columbia.

10.7                                           This Loan Agreement may be signed in as many counterparts is as necessary and all signatures so executed shall constitute one Agreement, binding on all Parties as if each was a signatory on the original.

11.                                           SIGNATURES

11.1                                           IN WITNESS WHEREOF, the parties have executed and delivered this Loan Agreement as of the date first written above.

Per: __________________________________
       Robert McAllister Authorized Signatory

ENERTOPIA CORP.

Per: _________________________________
      Chris Bunka, CEO and Authorized Signatory

SCHEDULE “A”

PROMISSORY NOTE

CAD$50,000	February 9, 2012

FOR VALUE RECEIVED, the undersigned (the “Borrower”) promise to pay to Robert McAllister of suite 205 171 Commercial Drive, Kelowna B.C. Canada, (the “Lender”) the principal sum of fifty thousand CAD dollars (CAD$50,000) in lawful currency of the CAD (the “Principal Sum”), as herein provided.

The Principal Sum or such amount as shall remain outstanding from time to time shall bear 10% interest thereon, both before and after each of maturity, default and judgment commencing on the day the Principal Sum is advanced by the Lender to the Borrower.

The Principal Sum aforesaid will become due and payable on the 9th day of May, 2012, or earlier if by mutual consent.

Extension of time of payment of all or any part of the amount owing hereunder at any time or times and failure of the Lender to enforce any of its rights or remedies hereunder shall not release the Borrower from its obligations hereunder or constitute a waiver of the rights of the Lender to enforce any rights and remedies therein.

On default in payment of any sum due hereunder for the Principal Sum or Interest or after 15 days’ notice of Default to the Borrower upon the occurrence of an Event of Default as defined pursuant to the Loan Agreement, entered into between the Borrower and the Lender and dated for reference February 8, 2012, or any amendments thereto, the unpaid balance of the Principal Sum and all accrued Interest thereon shall at the option of the Lender forthwith become due and payable.

The undersigned, when not in default hereunder, will have the privilege of prepaying in whole or in part the Principal Sum, upon 20 days’ notice to the Lender.

Presentment, protest, notice of protest and notice of dishonour are hereby waived.

ENERTOPIA CORP.

Per: __________________________________
        Chris Bunka, Authorized Signatory